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                                                                    Exhibit 99.3



                                    CONSENT

         I, Gordon M. Nixon, hereby consent to being named in the proxy statement/prospectus included in the registration statement on Form F-4 (No. 333-56142) filed by Royal Bank of Canada ("RBC") as a person who will become a director of RBC effective April 1, 2001.


                                            Dated: March 29, 2001


By:   /s/ Gordon M. Nixon
    --------------------------
    Name: Gordon M. Nixon